UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

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SOUTHWEST GAS HOLDINGS, INC.

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On March 1, 2022, Southwest Gas Holdings, Inc. (the “Company”) released a press release with respect to the separation of Centuri Group, Inc. (“Centuri” and collectively, the “Separation”):

Southwest Gas Holdings Announces Decision to Separate Centuri, Creating Two Focused, Independent

Companies to Unlock Value for Stockholders

Centuri to Become a Leading Independent Utility Infrastructure Services Business Positioned for Continued Profitable Growth at the Forefront of Infrastructure Modernization and Energy Transition

Southwest Gas Holdings to Become Fully Regulated Natural Gas Business with Continued Focus on Providing Reliable, Affordable, Clean Energy across Arizona, Nevada, California and the Rocky Mountain Region

LAS VEGAS, March 1, 2022 – Southwest Gas Holdings, Inc. (NYSE: SWX) (“Southwest Gas” or the “Company”) today announced that its Board of Directors has unanimously decided to separate its wholly-owned subsidiary, Centuri Group, Inc. (“Centuri”), from the Company. The separation is expected to occur within the next 9 to 12 months.

As a standalone, independent company, Centuri, an unregulated utility services platform diversified across the U.S. and Canada, will be an industry leader at the forefront of infrastructure modernization. Centuri is positioned to support the energy transition given its extensive infrastructure capabilities and attractive blue-chip customer base comprised of a diverse range of utilities. The separation will transform Southwest Gas into a fully regulated natural gas business, distributing natural gas to customers and communities across its growing service areas in Arizona, Nevada and California. Southwest Gas will also continue to operate its Federal Energy Regulatory Commission (“FERC”) regulated interstate natural gas pipeline businesses in Arizona, Nevada and now in the Rocky Mountain region through its recently acquired subsidiary MountainWest Pipelines Holding Company (“MountainWest”), formerly Dominion Energy Questar Pipeline, LLC. The separation is not expected to have any impact on Southwest Gas Corporation’s utility operations, customers or customer rates.

Benefits of Separation

The separation is expected to drive value for all stakeholders and create a number of benefits for Southwest Gas and Centuri, including:

•	Unlocking value for stockholders and enhancing value transparency through more direct comparability to pure-play industry peers;

•	Flexibility to meaningfully reduce future equity financing needs, including with respect to MountainWest;

•

Compelling financial profiles that more accurately reflect the strengths and opportunities of each business, and as a result, they will be able to more efficiently finance themselves while providing a more targeted investment opportunity for stockholders;

•	Improved capital allocation efficiency and strategic flexibility based on the specific initiatives and objectives of each business; and

•	Distinct and expanding market opportunities and specific customer bases with enhanced potential for customer base expansion and organic growth.

“As a Board, we have regularly examined the steps necessary to establish Centuri as a successful standalone business and how best to maximize the value of this business for stockholders,” said Michael J. Melarkey, Chair of the Board of Southwest Gas. “Following years of planning, growth and investment, culminating with our recent acquisition of Riggs Distler, we are confident that Centuri now has a compelling set of opportunities to deliver enhanced value for stockholders. We transformed Centuri into an industry leader that is uniquely positioned to benefit from the surge in infrastructure spending throughout the country, including in the 5G datacom buildout, offshore wind and other renewable energy transition programs. With Centuri nearly doubling its revenue over the last four years and poised for continued growth as a standalone platform, our Board determined that now is the right time to separate Centuri and unlock the significant value we have built over the last decade.”

“We are proud of the businesses we have built and are excited by the opportunities for continued value creation made possible by the separation,” said John Hester, President and Chief Executive Officer of Southwest Gas. “Just as Riggs Distler opens up new avenues for growth for Centuri, the acquisition of MountainWest provides us with the scale to create value across our regulated operations by sharing best practices, instilling operational excellence and delivering efficiencies, while driving strong, rate-regulated earnings and cash flow. We look forward to this next chapter of growth for both Southwest Gas and Centuri as we seek to maximize value for our stockholders, deliver excellent service to our customers and create new opportunities for employees.”

“With the support of the Southwest Gas Board and management team, we have strategically diversified Centuri, expanding the business into new markets and geographies and partnering with our customers to build safe, modern, and clean energy networks,” said Paul Daily, President and Chief Executive Officer of Centuri, who will continue to serve as CEO of Centuri following the separation. “Our breadth across the U.S. and Canada, integrated electric and gas service offering, as well as our union and non-union workforce, gives us the scale and optionality to meet the evolving needs of our utility customers. As Centuri has grown its scope and scale, we have built an operations and corporate management team that is ready to operate Centuri as a standalone company from day one. I thank our employees, whose hard work and dedication helped us reach this exciting milestone and establish our safety-focused high performance company culture. We have a bright future at Centuri.”

The separation will be effected with the goal of maximizing value for Southwest Gas stockholders. Details of the separation, including structure, will be publicly disclosed following the Company’s finalization of its separation plans.

Until the separation, Southwest Gas intends to continue its dividend program at a payout ratio of 55%—65% of consolidated earnings per share, with a plan to increase the payout ratio to levels competitive with pure-play utilities following the separation. As separate companies, Southwest Gas and Centuri will each have tailored capital structures and financial policies appropriate for each company’s business.

Centuri: A Leading High-Growth Utility Infrastructure Services Company

Serving its Attractive Blue-Chip Customer Base across the U.S. and Canada with Significant Growth Opportunities Associated with Infrastructure Modernization and the Energy Transition

With comprehensive service capabilities that cover the entire utility and infrastructure value chain and its geographic presence across the U.S. and Canada, Centuri is uniquely positioned to serve as a strategic partner for all customer needs and has outsized growth prospects given the continued significant investment in utility infrastructure, 5G and renewables. As the energy transition accelerates, Centuri will have a wide range of opportunities to support the transition ranging from gas pipe replacement and hardening of electric distribution assets, to supporting infrastructure for offshore wind development. Centuri has approximately 10,500 employees across its footprint.

Centuri’s 2021 pro forma revenue totaled approximately $2.5 billion, supported by continued organic growth, strategic acquisitions and meaningful exposure to clear infrastructure trends. Centuri revenues in 2022 are expected to be $2.65 billion to $2.80 billion and it is targeting normalized EBITDA margin of 11% to 12%, excluding non-recurring separation costs. Centuri is expected to continue pursuing exciting new electric and gas infrastructure opportunities, focusing on operational excellence, cross-selling its growing service offerings to its combination utility customers, and increasing profitability and growth.

With highly recurring revenue underpinned by long-term master service agreements and stable contracts, Centuri will generate strong cash flows to optimize its capital structure, invest in business prospects and return capital to stockholders.

Paul Daily, President and CEO of Centuri, will continue to be supported by a strong and highly engaged management team averaging more than 20 years of experience in the utility infrastructure business. Centuri will remain headquartered in Phoenix, Arizona and maintain its strong presence across the United States and Canada. Further details about the Board of Directors of Centuri will be announced in the future.

Southwest Gas: A Fully Regulated Natural Gas Business

Continuing to Provide Reliable, Affordable, Clean Energy across Arizona, Nevada, California, and the Rocky Mountain Region

Following the separation, Southwest Gas will be a fully regulated natural gas leader through its utility business and MountainWest. Serving more than two million customers across its service territories, Southwest Gas’ utility business will remain the largest distributor of natural gas in Arizona, including the Phoenix and Tucson metropolitan areas, and Nevada, including Las Vegas and most of Northern Nevada. It will also maintain its operations in California, including parts of the Lake Tahoe area in Northern California and the high-desert area in Southern California. Southwest Gas, including MountainWest, has approximately 2,500 employees. Southwest Gas will remain headquartered in Las Vegas, Nevada.

Southwest Gas’ utility business continues to grow its customers, rate base, EBITDA and net income, and is well-positioned given the continued significant population growth and strong demand across its service territories. Southwest Gas is expected to deliver a 7.0 % utility rate base CAGR from 2022 – 2026. Southwest Gas has strong, collaborative relationships with its state regulatory commissions, which contributed to near record growth in revenues and rate base in 2021. This followed a strong 2020, where the Company had rate cases in all three jurisdictions that resulted in an increase in rate base of over $1 billion.

MountainWest operates more than 2,000 miles of highly contracted, FERC-regulated interstate national pipelines in the Rocky Mountain region. With a strong re-contracting record, high-quality customer base and a robust stream of steady and contracted earnings and cash flows over the long-term, MountainWest is expected to be accretive to earnings in 2022 and significantly broadens the Company’s flexibility to source and allocate growth capital. MountainWest also positions Southwest Gas to deliver on numerous attractive opportunities in the energy transition with renewable natural gas, responsibly sourced natural gas, hydrogen and CO2 transportation.

Fourth Quarter and Full-Year 2021 Financial Results

In a separate press release issued today, Southwest Gas announced its fourth quarter and full year 2021 results.

Conference Call and Webcast

Southwest Gas will host a conference call on Wednesday, March 2, 2022 at 1 p.m. ET to discuss today’s announcement and its fourth quarter and full year 2021 results. The associated press releases and presentation slides are available at https://investors.swgasholdings.com/investor-overview.

The call will be webcast live on the Company’s website at www.swgasholdings.com. The telephone dial-in numbers in the U.S. and Canada are toll free: (877) 419-3678 or international: (614) 610-1910. The conference ID is 7668616. The webcast will be archived on the Southwest Gas website.

Advisors

Lazard served as financial advisor to Southwest Gas and Morrison & Foerster LLP and Cravath, Swaine & Moore LLP served as legal advisors, each in connection with the determination to separate Centuri.

About Southwest Gas Holdings, Inc.

Southwest Gas Holdings, Inc., through its subsidiaries, engages in the business of purchasing, distributing and transporting natural gas, and providing comprehensive utility infrastructure services across North America. Southwest Gas Corporation, a wholly owned subsidiary, safely and reliably delivers natural gas to over two million customers in Arizona, California and Nevada. The Company’s MountainWest subsidiary provides natural gas storage and interstate pipeline services within the Rocky Mountain region. Centuri Group, Inc., a wholly owned subsidiary, is a strategic infrastructure services company that partners with regulated utilities to build and maintain the energy network that powers millions of homes and businesses across the United States and Canada.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting”). In connection with the Annual Meeting, the Company has filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company will furnish, with any other relevant information or documents, to its stockholders in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting will be made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement (when it becomes available) may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the companies’ website at www.swgasholdings.com.

Important Information for Investors and Stockholders: This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements: This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the impact of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in the Company’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation: The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement for the Annual Meeting and other relevant materials to be filed with the SEC, when they become available.

Contacts

For investor information, contact: Boyd Nelson, (702) 876-7237, boyd.nelson@swgas.com; or Innisfree M&A Incorporated, Scott Winter/Jennifer Shotwell/Jon Salzberger, (212) 750-5833.

For media information, contact: Sean Corbett, (702) 876-7219, sean.corbett@swgas.com; or

Joele Frank, Wilkinson Brimmer Katcher, Dan Katcher / Tim Lynch, (212) 355-4449.

On March 1, 2022, the Company released a letter to Southwest Gas Corporation employees and MountainWest Pipelines Holding Company employees:

INTERNAL COMMUNICATION TO ALL SOUTHWEST GAS AND MOUNTAINWEST EMPLOYEES

3/1/2022

We are excited to announce that moments ago, Southwest Gas Holdings, Inc. (the “Company”) announced that our Board of Directors has unanimously decided to separate its wholly-owned subsidiary, Centuri Group, Inc., from the Company. This move will transform the Company into a fully regulated natural gas business, which includes Southwest Gas Corporation and MountainWest Pipelines Holding Company.

Click here to view the official announcement.

This is certainly a proud moment for all of us at Southwest Gas Holdings and is a decision we’ve considered for several years. More importantly, this decision is only made possible through the hard work of all of you at Southwest Gas Holdings. Over recent years, we have strategically grown Centuri into the high-growth utility infrastructure services company it is today, with its extensive infrastructure capabilities and attractive blue-chip customer base of utilities. With its broad geographic footprint in the United States and Canada, Centuri is poised to benefit from investments in infrastructure modernization and the energy transition.

The separation will transform Southwest Gas into a fully regulated natural gas leader serving over two million customers. It positions the Company for continued growth and value creation, while benefitting from strong population and economic growth throughout our service territory in Arizona, Nevada, California and the Rocky Mountain region. Most importantly, it enables the Company to leverage opportunities to provide energy infrastructure and solutions to fuel the sustainable energy future.

As mentioned in the official announcement, the Company is considering a variety of separation options with the goal of maximizing value for stockholders.

It is important to keep in mind that today’s announcement is just the first step towards the separation, which we are targeting to complete within the next 9 to 12 months. Until then, we are operating as one company. While some members of management and other employees will be involved in developing detailed plans to enable and support the separation, for the vast majority of employees, it is business as usual. As always, thank you for your diligence in providing safe, reliable and excellent service to our customers across the territories we serve!

We recognize you may have questions about this announcement. To help answer some of those questions, a list of FAQs is attached. While we don’t have all the answers today, we are committed to being open in our communications as the separation planning moves forward. We hope you share our excitement for the future.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting”). In connection with the Annual Meeting, the Company has filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company will furnish, with any other relevant information or documents, to its stockholders in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE

URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting will be made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement (when it becomes available) may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the impact of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income,

COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in Southwest Gas Holdings, Inc.’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement for the Annual Meeting and other relevant materials to be filed with the SEC, when they become available.

On March 1, 2022, the Company released a list of frequently asked questions for its employees with respect to the Separation:

Frequently Asked Questions for Southwest Gas Holdings Employees

1.	What does a “separation” mean?

•	It means that Centuri will become an independent company outside of Southwest Gas Holdings.

2.	Why is Centuri being separated from Southwest Gas Holdings? How does this benefit Southwest Gas and Centuri?

•	Our Board believes that now is the right time to separate Centuri and unlock the significant value we have built over the last decade.

•	The work we have done to grow Centuri has resulted in nearly doubling its revenue over the last four years and Centuri is positioned for continued growth as a standalone platform.

•	We believe Southwest Gas and Centuri will be even better positioned to grow, serve customers, lead the transition to clean energy and deliver enhanced value for all stakeholders.

•

This in an exciting move which will transform Southwest Gas Holdings into a fully regulated natural gas business, which includes two separate and distinct natural gas operations organizations: Southwest Gas Corporation and MountainWest Pipelines Holding Company

•	Our focus will be on extending our leadership in natural gas and leveraging opportunities to provide energy infrastructure and solutions to fuel the sustainable energy future.

3.	How long has this been under consideration?

•	This is the culmination of years of planning by our Board to examine necessary steps to establish Centuri as a successful standalone business and maximize value for our stockholders.

4.	Who will lead Centuri following the spin-off? Where will Centuri be headquartered?

•	Paul Daily, Centuri’s current President and CEO, will continue to lead Centuri as its CEO following the separation and will be supported by a strong and highly engaged management team.

•	Centuri will remain headquartered in Phoenix, Arizona and maintain its strong presence across the United States and Canada.

•	Further details about the Board and management team of Centuri will be announced in the coming months.

5.	What does the separation mean for me?

•	It will be business as usual for all of us throughout the separation process and beyond.

•	Current roles, responsibilities and reporting relationships remain unchanged.

•	In the meantime, we are developing a detailed separation plan and we will keep you informed as usual.

6.	Does the spin-off impact Southwest Gas Corporation’s or MountainWest’s operations, customers, customer rates or current employee benefits?

•	It will be business as usual for all of us throughout the separation process and beyond.

•	Customers, customer rates and employee benefits will not be impacted.

7.	What should I tell customers, suppliers and business partners?

•	You can tell them that it remains business as usual for all of us at Southwest Gas.

•	There will be no changes to how we work with our customers, suppliers and business partners as a result of this announcement.

•	All Contracts and contacts remain the same.

•

As we move through this process, we are focused on extending our leadership in natural gas, while we continue delivering affordable and clean energy to customers in partnership with our regulators, suppliers and business partners.

8.	When is the separation expected to be completed?

•	We expect the separation will occur within the next 9 to 12 months.

9.	What should I do if I receive a call from a member of the media or other outside parties about this announcement?

•	Please forward any media calls to Sean Corbett at Sean.Corbett@swgas.com or (702) 876-7219.

•	Investor and analyst inquiries should be forwarded to Boyd Nelson at Boyd.Nelson@swgas.com or (702) 876-7237.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting”). In connection with the Annual Meeting, the Company has filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company will furnish, with any other relevant information or documents, to its stockholders in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting will be made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement (when it becomes available) may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements

This communication contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the impact of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in Southwest Gas Holdings, Inc.’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement for the Annual Meeting and other relevant materials to be filed with the SEC, when they become available.

On March 1, 2022, the Company released a letter to Centuri employees:

March 1, 2022

Centuri to Start Exciting New Chapter Independent from Southwest Gas Holdings

To: All Employees

Today marks a significant milestone for Centuri as we embark on a process to become independent from our parent company, Southwest Gas Holdings (SWX). The decision by the SWX Board of Directors to separate Centuri empowers us to begin an exciting new chapter and reflects our ability to deliver on our strategic plan.

We should all take pride in and reflect on the work we have done together to bring our organization to this point. Centuri was formed nearly eight years ago as a holding company to accelerate strategic growth. Today we are a strategic infrastructure services company with a legacy of more than 100 years of operations experience and approximately 10,500 employees serving a diverse mix of electric, gas, and combination utilities across the U.S. and Canada, with exciting prospects in clean energy and 5G.

Our most recent acquisitions and successful integrations of Linetec Services and Riggs Distler have enhanced our scale, geographic reach, and growth prospects, and positioned us to embrace the “next Centuri” with an even stronger offering for our customers and a great place for employees to build a career. All of this positions us well to succeed as an independent organization. This separation will create a more focused and nimble company better able to invest in our customers, our people, and our communities.

The separation is expected to occur within the next 9 to 12 months. Our corporate headquarters will remain in Phoenix, along with our operations locations across North America, and the management team and I will continue in our current roles. We know that our exceptional team and the values that guide us every day differentiate Centuri, and that will not change. We will continue to serve as partners to our customers as usual, and our customer contracts remain in place.

We are committed to communicate regularly about the separation process and have set up info pages on CORE and ONE Connect where we will post and share updates. Initial employee FAQs are available on the sites now along with the SWX press release.

Thank you for your ongoing contributions to Centuri that have led us to this point. I look forward to continuing to work alongside all of you in our next chapter. Our future together is bright.

Paul M. Daily

Employee FAQs

1.	What does this mean for me?

This separation reflects Centuri’s tremendous growth and success in recent years and will better position Centuri to capture additional opportunities from significant tailwinds that will drive our future profitability as a separate organization. We expect that there will be more opportunities for employees as part of a more focused, high-growth company.

2.	Why is SWX separating Centuri and why is this better for me?

Following years of planning, growth and investment, culminating with the recent acquisition of Riggs Distler, SWX is confident that Centuri now has a compelling set of opportunities to continue to deliver value for stockholders on a standalone basis. As a separate entity, Centuri will be able to focus on continued execution and acceleration of its proven growth strategy as a strategic infrastructure company.

3.	Will Centuri maintain its current values and culture?

Yes. We have an exceptional culture and values and expect to continue to build on this as a separate organization.

4.	Will my role, team, or title change? Will there be a change in the person to whom I report?

We do not expect changes due to the separation.

5.	Will anything change on an operational level?

While we can’t promise nothing will change as we grow as an organization and separate from SWX, our priority is continuing to support our customers and deliver safe and reliable service.

6.	Who will lead Centuri once it separates?

Centuri’s experienced management team, led by Paul Daily, will remain in place.

7.	Will there be any changes to employee salaries, compensation, 401(k) program or benefits?

We do not expect changes due to the separation at this time. We will keep you updated, as appropriate.

8.	If customers ask, what should we say about the separation?

It remains business as usual at Centuri. Our priority is continuing to support our customers and deliver safe and reliable service. We’ll be laser focused on partnering with utilities to help them navigate their long-term infrastructure investment strategies, including the energy transition, and deliver affordable, reliable, safe, and clean energy.

How to Find Further Information

This communication does not constitute a solicitation of any vote or approval in connection with the 2022 annual meeting of stockholders of Southwest Gas Holdings, Inc. (the “Company”) (the “Annual Meeting”). In connection with the Annual Meeting, the Company has filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (“SEC”), which the Company will furnish, with any other relevant information or documents, to its stockholders in connection with the Annual Meeting. BEFORE MAKING ANY VOTING DECISION, WE URGE STOCKHOLDERS TO READ THE PROXY STATEMENT (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND WHITE PROXY CARD AND OTHER DOCUMENTS WHEN SUCH INFORMATION IS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE ANNUAL MEETING. The proposals for the Annual Meeting will be made solely through the definitive proxy statement. In addition, a copy of the definitive proxy statement (when it becomes available) may be obtained free of charge from www.swgasholdings.com/proxymaterials. Security holders also will be able to obtain, free of charge, copies of the proxy statement and any other documents filed by Company with the SEC in connection with the Annual Meeting at the SEC’s website at http://www.sec.gov, and at the Company’s website at www.swgasholdings.com.

Important Information for Investors and Stockholders

This communication does not constitute an offer to buy or solicitation of an offer to sell any securities. In response to the tender offer for the shares of the Company commenced by IEP Utility Holdings LLC and Icahn Enterprises Holdings L.P., the Company has filed a solicitation/recommendation statement on Schedule 14D-9 with the SEC. INVESTORS AND STOCKHOLDERS OF SOUTHWEST GAS HOLDINGS ARE URGED TO READ THE SOLICITATION/RECOMMENDATION STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. Investors and stockholders may obtain a free copy of these documents free of charge at the SEC’s website at www.sec.gov, and at the Company’s website at www.swgasholdings.com. In addition, copies of these materials may be requested from the Company’s information agent, Innisfree M&A Incorporated, toll-free at (877) 825-8621.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, without limitation, statements regarding Southwest Gas Holdings, Inc. (the “Company”) and the Company’s expectations or intentions regarding the future. These forward-looking statements can often be identified by the use of words such as “will”, “predict”, “continue”, “forecast”, “expect”, “believe”, “anticipate”, “outlook”, “could”, “target”, “project”, “intend”, “plan”, “seek”, “estimate”, “should”, “may” and “assume”, as well as variations of such words and similar expressions referring to the future, and include (without limitation) statements regarding expectations with respect to a separation of Centuri, the future performance of Centuri, Southwest Gas’s dividend ratios and Southwest Gas’s future performance. A number of important factors affecting the business and financial results of the Company could cause actual results to differ materially from those stated in the forward-looking statements. These factors include, but are not limited to, the timing and amount of rate relief, changes in rate design, customer growth rates, the effects of regulation/deregulation, tax reform and related regulatory decisions, the impacts of construction activity at Centuri, whether we will separate Centuri within the anticipated timeframe and the impact to our results of operations and financial position from the separation, the potential for, and the ipat of, a credit rating downgrade, the costs to integrate MountainWest, future earnings trends, inflation, sufficiency of labor markets and similar resources, seasonal patterns, the cost and management attention of ongoing litigation that the Company is currently engaged in, the effects of the pending tender offer and proxy contest brought by Carl Icahn and his affiliates, and the impacts of stock market volatility. In addition, the Company can provide no assurance that its discussions about future operating margin, operating income, COLI earnings, interest expense, and capital expenditures of the natural gas distribution segment will occur. Likewise, the Company can provide no assurance that discussions regarding utility infrastructure services segment revenues, EBITDA as a percentage of revenue, and interest expense will transpire, nor assurance regarding acquisitions or their impacts, including management’s plans or expectations related thereto, including with regard to Riggs Distler or MountainWest. Factors that could cause actual results to differ also include (without limitation) those discussed under the heading “Risk Factors” in Southwest Gas Holdings, Inc.’s most recent Annual Report on Form 10-K and in the Company’s and Southwest Gas Corporation’s current and periodic reports, including our Quarterly Reports on Form 10-Q, filed from time to time with the SEC. The statements in this press release are made as of the date of this press release, even if subsequently made available by the Company on its Web site or otherwise. The Company does not assume any obligation to update the forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments, or otherwise.

Participants in the Solicitation

The directors and officers of the Company may be deemed to be participants in the solicitation of proxies in connection with the Annual Meeting. Information regarding the Company’s directors and officers and their respective interests in the Company by security holdings or otherwise is available in its most recent Annual Report on Form 10-K filed with the SEC and its most recent definitive Proxy Statement on Schedule 14A filed with the SEC. Additional information regarding the interests of such potential participants is or will be included in the proxy statement for the Annual Meeting and other relevant materials to be filed with the SEC, when they become available.